                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

                                 [$221,269,388]

                              (APPROXIMATE OFFERED)

                                 SASCO 2005-11H

                      AURORA LOAN SERVICES, MASTER SERVICER

                             CITIBANK, N.A, TRUSTEE



----------------------------------------------------------------------------------------------------------------------------

                                                                                                  EXPECTED
                                                                  WAL AT          PAYMENT          INITIAL
             APPROX.                     SECURITY               PRICING (2)      WINDOW (2)          LOSS         RATINGS:
 CLASS(1)   SIZE ($)       COUPON      DESCRIPTION             (TO MATURITY)   (TO MATURITY)       COVERAGE     (2 OUT OF 3)
----------------------------------------------------------------------------------------------------------------------------

  A1a      [48,678,412]    [4.25%]      Senior SEQ                 3.10         06/05 - 01/15      [3.00%]           TBD
  A1b      [48,678,412]    [4.50%]      Senior SEQ                 3.10         06/05 - 01/15      [3.00%]           TBD
  A1c      [48,678,412]    [4.75%]      Senior SEQ                 3.10         06/05 - 01/15      [3.00%]           TBD
  A1d      [48,678,412]    [5.00%]      Senior SEQ                 3.10         06/05 - 01/15      [3.00%]           TBD
   A2      [19,015,871]    [5.50%]      Senior SEQ                11.63         01/15 - 12/34      [3.00%]           TBD
 A-IO          Notional    [0.51%]        WAC IO                   N/A          06/05 - 12/34      [3.00%]           TBD
 A-IO1         Notional    [1.25%]      Levered IO                 N/A          06/05 - 01/15      [3.00%]           TBD
 A-IO2         Notional    [1.00%]      Levered IO                 N/A          06/05 - 01/15      [3.00%]           TBD
 A-IO3         Notional    [0.75%]      Levered IO                 N/A          06/05 - 01/15      [3.00%]           TBD
 A-IO4         Notional    [0.50%]      Levered IO                 N/A          06/05 - 01/15      [3.00%]           TBD
   PO         [901,688]       0%       Principal Only              4.00         06/05 - 12/34      [3.00%]           TBD
   B1       [2,765,867]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [1.75%]           TBD
   B2       [1,991,425]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [0.85%]           TBD
   B3         [885,078]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [0.45%]           TBD
   B4         [553,173]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [0.20%]           TBD
   B5         [221,269]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [0.10%]           TBD
   B6         [221,269]    [5.50%]      Subordinate                9.16         06/05 - 12/34      [0.00%]           TBD
   R                100    [5.50%]       Residual                  0.07         06/05 - 06/05      [3.00%]           TBD


(1) Classes B4, B5, and B6 (shaded in gray) will be privately offered.
(2) Pricing speed is 20% CPR.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

DEAL OVERVIEW:
--------------

o The collateral is comprised of one pool of first lien, fully amortizing, fixed-rate mortgage loans.

o The trust will issue 18 classes of Certificates: 15 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class A1a, Class A1b, Class A1c, Class A1d, Class A2 and Class R are each
  Senior Certificates.

o Class A-IO, Class A-IO1, Class A-IO2, Class A-IO3 and Class A-IO4 are Senior
  Interest-Only Certificates and will receive no payments of principal.

o Class PO are Senior Principal-Only Certificates and will receive no payments of interest.

o The trust will issue 6 classes of subordinate certificates:

  o Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6.

o Realized Losses will be applied to Class B6, Class B5, Class B4, Class B3,
  Class B2 and Class B1, in that order, until their principal balances are reduced to zero.

o ALS maintains a 5% CLEAN UP CALL on the collateral on an aggregate basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

SPECIFIC TERMS OF THE OFFERING:
-------------------------------

Cut-Off Date:               May 1, 2005

Settlement Date:            May 31, 2005

Distribution Dates:         25th of each month, or the next business day after
                            the 25th day of the month if the 25th is not a
                            business day, beginning on June 25, 2004.

Issuer:                     Structured Asset Securities Corp. ("SASCO")

Master Servicer:            Aurora Loan Services ("ALS")

Servicers:                  ALS, Chase, Cendant, Commercial Federal,
                            Countrywide, GMAC, SunTrust, Waterfield and Wells
                            Fargo.

Trustee:                    Citibank, N.A

Rating Agencies:            TBD

Day Count:                  30/360: All Classes

Delay Days:                 24 Day Delay: All Classes

Registration:               Book-entry form through DTC

SMMEA Eligibility:          The Senior Certificates and the Class B1
                            Certificates will be SMMEA eligible.

ERISA Eligibility:          The Senior Certificates (with the exception of the
                            Class R Certificate) will be ERISA eligible.

Tax Status:                 REMIC for Federal income tax purposes.

5% Optional Termination:    The transaction may be called by ALS as Master
                            Servicer when the aggregate outstanding mortgage
                            balance is less than 5% of the Cut-Off Date
                            aggregate collateral loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

TERMS OF THE OFFERING - INTEREST RATES:
---------------------------------------

Interest Rates:             CLASS A1a is a senior certificate and will accrue
                            interest a rate of [4.25%]

                            CLASS A1b is a senior certificate and will accrue
                            interest a rate of [4.50%]

                            CLASS A1c is a senior certificate and will accrue
                            interest a rate of [4.75%]

                            CLASS A1d is a senior certificate and will accrue
                            interest a rate of [5.00%].

                            CLASS A2 is a senior certificate and will accrue
                            interest a rate of [5.50%].

                            CLASS A-IO is a senior interest only certificate and
                            will accrue interest at a fixed rate of [0.51%]. The
                            notional balance of Class A-IO for any payment
                            period equals 1) the difference, if any, between the
                            weighted average of the net mortgage rates of the
                            Mortgage Loans with net mortgage rates greater than
                            5.50% for that period and 5.50%, multiplied by 2)
                            the outstanding principal balance of the Mortgage
                            Loans with net mortgage rates greater than 5.50%,
                            divided by 3) [0.51%].

                            CLASS A-IO1 is a senior interest only certificate
                            and will accrue interest at a fixed rate of 1.25%.
                            The notional balance of Class A-IO1 for any payment
                            period equals to the current principal balance of
                            Class A1a certificates.

                            CLASS A-IO2 is a senior interest only certificate
                            and will accrue interest at a fixed rate of 1.00%.
                            The notional balance of Class A-IO2 for any payment
                            period equals to the current principal balance of
                            Class A1b certificates.

                            CLASS A-IO3 is a senior interest only certificate
                            and will accrue interest at a fixed rate of 0.75%.
                            The notional balance of Class A-IO3 for any payment
                            period equals to the current principal balance of
                            Class A1c certificates.

                            CLASS A-IO4 is a senior interest only certificate
                            and will accrue interest at a fixed rate of 0.50%.
                            The notional balance of Class A-IO4 for any payment
                            period equals to the current principal balance of
                            Class A1d certificates.

                            CLASS R is a senior certificate and will accrue
                            interest at a rate of 5.50%.

                            CLASSES B1, B2, B3, B4, B5 AND B6 will bear interest
                            at a rate of 5.50%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

TERMS OF THE OFFERING - CREDIT ENHANCEMENT:
-------------------------------------------

Pool Balance:               The Pool Balance is the sum of all outstanding
                            mortgage balances as of the beginning of a due
                            period.

Non-PO Pool Balance:        The Non-PO Pool Balance is the difference, if any,
                            of the Pool Balance and the current principal
                            balance of Class PO certificates.

Non-PO Percentage:          With respect to any Mortgage Loan with a net
                            mortgage rate less than or equal to 5.50%, the
                            Non-PO Percentage will be the percentage equivalent
                            of a fraction, the numerator of which is the
                            applicable net mortgage rate and the denominator of
                            which is 5.50%. The Non-PO Percentage with respect
                            to any Mortgage Loan with a net mortgage rate
                            greater than 5.50% will be 100%.

Class PO Balance:           The Class PO Balance is the product of 1) the
                            Balance of any outstanding mortgage loan which has a
                            net mortgage rate less than or equal to 5.50% and 2)
                            One minus a fraction whose numerator is the net
                            mortgage rate of that mortgage and whose denominator
                            is 5.50%.

PO Percentage:              With respect to any Mortgage Loan with a net
                            mortgage rate less than or equal to 5.50%, the PO
                            Percentage will be the percentage equivalent of a
                            fraction, the numerator of which is 5.50% minus the
                            applicable net mortgage rate, and the denominator of
                            which is 5.50%. The PO Percentage with respect to
                            any Mortgage Loan greater than 5.50% will be 0%.

Subordinate Amount:         The Subordinate Amount is equal to the Non-PO Pool
                            Balance less the current principal balance of the
                            Class A1a, Class A1b, Class A1c, Class A1d, Class A2
                            and Class R Certificates.

Credit Enhancement:         Subordination of the lower rated classes.

Subordinate Certificates    On any distribution date for which the Credit
Lockout of Prepayments      Support Percentage of the B1 is less than its
and Recoveries              original Credit Support Percentage, no distributions
                            of prepayments or recoveries allocable to principal
                            will be made to the Class B2, B3, B4, B5, or B6
                            Certificates. Likewise, among the Class B2, B3, B4,
                            B5 and B6 Certificates, on any distribution date for
                            which the Credit Support Percentage for any such
                            Class is less than its original Credit Support
                            Percentage, no distributions of prepayments or
                            recoveries allocable to principal will be made to
                            any Class of lower priority than it.

Credit Support Percentage:  The Credit Support Percentage for a Class of
                            Subordinate Certificates (other than the Class B6
                            Certificates) for any Distribution Date will equal a
                            fraction, expressed as a percentage, the numerator
                            of which is the aggregate Certificate Principal
                            Amount of any Class or Classes of Subordinate
                            Certificates having a higher numerical class
                            designation than such Class and the denominator of
                            which is the Non-PO Pool Balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

               TERMS OF THE OFFERING - DISTRIBUTION OF PRINCIPAL:
               --------------------------------------------------

SHIFTING INTEREST STRUCTURE WITH 5 YEAR LOCKOUT*

Subordinate Test % = Subordinate Amount / Non-PO Pool Balance.

o IF THE SUBORDINATE TEST % IS LESS THAN 2 TIMES THE ORIGINAL SUBORDINATE TEST
%:

                   --------------------------------------------------------
                      Distribution Dates (months)   Shift Percentage
                   --------------------------------------------------------
                                 1 - 60                  100%
                   --------------------------------------------------------
                                 61 - 72                  70%
                   --------------------------------------------------------
                                 73 - 84                  60%
                   --------------------------------------------------------
                                 85 - 96                  40%
                   --------------------------------------------------------
                                 97 - 108                 20%
                   --------------------------------------------------------
                                   109+                    0%
                   --------------------------------------------------------

o IF THE SUBORDINATE TEST % IS GREATER THAN OR EQUAL TO 2 TIMES THE ORIGINAL
  SUBORDINATE TEST %:

                   --------------------------------------------------------
                      Distribution Dates (months)   Shift Percentage
                   --------------------------------------------------------
                                  1 - 36                  50%
                   --------------------------------------------------------
                                   37+                     0%
                   --------------------------------------------------------

(*If the senior enhancement percentage doubles based on the initial cut-off date senior enhancement during the first 36 months of the transaction, the respective
Senior certificates will be entitled to 50% of the Subordinate certificates'
percentage of pre-payments, subject to cumulative loss and delinquency tests.
After month 36, if the AAA loss coverage doubles based on the initial loss coverage as of the cutoff date, the respective Senior certificates will be entitled to pre-payments based on the respective Senior certificate percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

TERMS OF THE OFFERING - DISTRIBUTION OF PRINCIPAL (CONT.):
----------------------------------------------------------

Senior Percentage:          On any distribution date, the percentage equivalent
                            of a fraction, the numerator of which is the sum of
                            the Class A1a, Class A1b, Class A1c, Class A1d,
                            Class A2 and Class R principal balances and the
                            denominator of which is the Non-PO Pool Balance.

Subordinate Percentage:     One minus the Senior Percentage.

Senior Prepayment           On any distribution date, the sum of (1) the Senior
Percentage:                 Percentage and (2) the product of (a) the Senior
                            Principal Prepayment Shift Percentage for that
                            distribution date multiplied by (b) the Subordinate
                            Percentage for that distribution date.

Subordinate                 On any distribution date, one minus the Senior
Prepayment Percentage:      Prepayment Percentage.

Senior Principal            On any distribution date, the sum of (1) the product
Distribution Amount:        of (a) the Senior Percentage and (b) Non-PO
                            Percentage of scheduled principal collections and
                            (2) the product of (a) the Senior Prepayment
                            Percentage and (b) Non-PO Percentage of unscheduled
                            principal collections.

Subordinate Principal       On any distribution date, the sum of (1) the product
Distribution Amount:        of (a) the Subordinate Percentage and (b) Non-PO
                            Percentage of scheduled principal collections; and
                            (2) the product of (a) the Subordinate Prepayment
                            Percentage and (b) Non-PO Percentage of unscheduled
                            principal collections.

PO Principal                On any distribution date, the sum of (1) scheduled
Distribution Amount:        principal collections; and (2) Non-PO Percentage of
                            unscheduled principal collections, in each case
                            originating off the PO Percentage of the mortgage
                            loans with a net mortgage rate less than or equal to
                            5.50%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty a s to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

PRINCIPAL PAYDOWN RULES:
------------------------

I. PAY SENIOR PDA CONCURRENTLY AS FOLLOWS :
-------------------------------------------

Senior PDA (Sequentially):
 1) Pay Class R until reduced to zero.
 2) Pay Class A1a, A1b, A1c, and A1d on a pro-rata basis, until reduced to zero.
 3) Pay Class A2 until reduced to zero.

II. PAY SUBORDINATE PDA AS FOLLOWS*:
------------------------------------
*Subject to credit support tests

Subordinate PDA:
1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

III. PAY PO PDA AS FOLLOWS :
----------------------------

PO PDA:
1) Pay to Class PO until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

PREPAYMENT SENSITIVITY:
-----------------------



-----------------------------------------------------------------------------------------------------------------------------------
                        0% CPR                 10% CPR               20% CPR                      30% CPR               40% CPR
Class       WAL         Window        WAL      Window      WAL       Window         WAL           Window       WAL      Window
-----------------------------------------------------------------------------------------------------------------------------------

   A1a     18.35       Jun05- Sep33   6.1  Jun05 - Jun23   3.1     Jun05 - Jan15    1.98        Jun05- May11   1.4    Jun05 - Jul09
   A1b     18.35       Jun05- Sep33   6.1  Jun05 - Jun23   3.1     Jun05 - Jan15    1.98        Jun05- May11   1.4    Jun05 - Jul09
   A1c     18.35       Jun05- Sep33   6.1  Jun05 - Jun23   3.1     Jun05 - Jan15    1.98        Jun05- May11   1.4    Jun05 - Jul09
   A1d     18.35       Jun05- Sep33   6.1  Jun05 - Jun23   3.1     Jun05 - Jan15    1.98        Jun05- May11   1.4    Jun05 - Jul09
   A2      28.97       Sep33- Dec34  22.46 Jun23 - Dec34  13.44    Jan15 - Dec34    8.31        May11- Dec34  5.34    Jul09 - Feb14
   PO      18.69       Jun05- Jul34   7.6  Jun05 - Jul34   4.18    Jun05 - Jul34    2.72        Jun05- Jul34  1.93    Jun05 - May34
   B1       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34
   B2       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34
   B3       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34
   B4       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34
   B5       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34
   B6       19.3       Jun05- Dec34  12.65 Jun05 - Dec34  10.01    Jun05 - Dec34     8.7        Jun05- Dec34   7.9    Jun05 - Dec34


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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                                      CONTACTS
--------------------------------------------------------------------------------

 MBS Trading                     Charles Macintosh         (212) 526-8315
 MBS Finance                     Joseph Kelly              (212) 526-4274
                                 Brian Lin                 (212) 526-0876
                                 Bassel Kikano             (212) 526-6773

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty a s to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10

                                FOR EXTERNAL USE

[LEHMAN BROTHERS LOGO]                               MORTGAGE BACKED SECURITIES

COLLATERAL SUMMARY:
-------------------

SASCO 2005-11H COLLATERAL SUMMARY

---------------------------------------------------------------
TOTAL NUMBER OF LOANS                                     1,703
TOTAL OUTSTANDING LOAN BALANCE                     $221,269,391
AVERAGE CURRENT LOAN PRINCIPAL BALANCE                 $129,929
RANGE OF CURRENT LOAN PRINCIPAL BALANCE      $15,243 to $568,00
WEIGHTED AVERAGE COUPON                                  6.353%
RANGE OF COUPONS                               4.875% to 8.875%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                        359
RANGE OF ORIGINAL TERM (MO.)                         180 to 360
WEIGHTED AVERAGE REMAINING TERM (MO.)                       354
RANGE OF REMAINING TERM (MO.)                        155 to 360
WEIGHTED AVERAGE ORIGINAL LTV                           100.91%
RANGE OF ORIGINAL LTV                         23.08% to 103.00%
WEIGHTED AVERAGE FICO                                       718
RANGE OF FICO                                        564 to 816
LOANS WITH INTEREST-ONLY PERIOD                           5.44%

LIEN POSITION
First                                                   100.00%
Second                                                    0.00%

GEOGRAPHIC DISTRIBUTION                              FL - 16.5%
(Other states account individually for less than     TX - 12.1%
5% of the Cut-off Date principal balance)             VA - 5.5%

OCCUPANCY STATUS
Primary Home                                              99.9%
Investment                                                 0.1%
---------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty a s to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11